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                                                                   Exhibit 10.15

                 AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 3 dated as of September 21, 2001 to LOAN AND SECURITY AGREEMENT dated as of December 14, 2000 among COMFORCE CORPORATION, COMFORCE OPERATING, INC. (the "Holding Companies"), certain direct and indirect subsidiaries of the Holding Companies and UNIFORCE SERVICES, INC. (the "Other Loan Parties"), the Lenders whose signatures appear below, TRANSAMERICA BUSINESS CAPITAL CORPORATION (f/k/a TRANSAMERICA BUSINESS CREDIT CORPORATION), as Co-Agent (the "Co-Agent"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (the "Collateral Agent") and IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent for the benefit of itself and the Lenders (the "Administrative Agent").

                             Preliminary Statement

     1. The Holding Companies, the Other Loan Parties, the Co-Agent, the Collateral Agent, the Administrative Agent, and the Lenders (as defined therein) have entered into a Loan and Security Agreement dated as of December 14, 2000, as amended by Amendment No. 1 thereto as of January 5, 2001 and Amendment No. 2 thereto as of March 5, 2001 (the "Original Loan and Security Agreement"; terms defined in the Original Loan and Security Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Original Loan and Security Agreement).

     2. The Loan Parties, and Lenders desire to amend the Original Loan and Security Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises set forth herein, the Loan Parties and the Lenders hereby agree as follows:

     1. Amendments. The Original Loan and Security Agreement is, subject to the satisfaction of the conditions referred to below, amended as follows:

a. Paragraph (2) of the Recitals to the Original Loan and Security Agreement is amended and restated as follows:

            "Holding Parties and Borrowers desire that Lenders extend a credit facility to Borrowers to i) acquire and retire in one or more purchases Senior Notes at a discounted purchase price as permitted by this Agreement (the 'Senior Note Prepayment') and to pay related tax expenses; ii) acquire and retire in one or more purchases Senior PIK Notes held by any Person not employed by a Loan Party as of the Amendment No. 2 Effective Date, at a discounted purchase price as permitted by this Agreement (the 'Senior PIK Note Prepayment') and to pay related tax expenses; iii) refinance certain indebtedness of Borrowers; iv) make payments in cash required under the Exchange Offer; and v) provide financing for working capital and for general corporate purposes from time to time to Borrowers and their Subsidiaries;".

b. the following definitions are added to subsection 1.1 of the Original Loan and Security Agreement in their respective proper alphabetical places:

            "'Amendment No. 3' shall mean Amendment No. 3, dated as of September 21, 2001, of this Agreement."
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          "'Amendment No. 3 Effective Date' shall mean the date on which the amendments contemplated by Amendment No. 3 become effective."


          "'Convertible Subordinated Notes' shall mean CC's 8% convertible subordinated notes due 2009, substantially in the form of Exhibit 1 hereto, not exceeding $8,000,000 in aggregate principal amount, (plus any convertible subordinated notes issued in lieu of cash interest in accordance with the terms of such notes) to be issued in connection with the Exchange Offer."

          "'Exchange Offer' shall mean the (i) the offer made by CC and evidenced by the Exchange Offer Documents, to exchange up to $18,000,000 in aggregate principal amount of Senior PIK Notes for, as to each $1,000 in Senior PIK Notes, $444.44 in face amount of Convertible Subordinated Notes and $55.56 in cash and (ii) the solicitation, made pursuant to the Exchange Offer Documents, of the holders of the Senior PIK Notes to consent to the elimination of the Subject Covenants."

          "'Exchange Offer Consent Documents' shall mean the definitive documents implementing the consents solicited by the Exchange Offer Documents."

          "'Exchange Offer Documents' shall mean the Confidential Private Placement Memorandum, Exchange Offer Circular and Consent Solicitation Statement dated May 30, 2001, substantially in the form of Exhibit 2 hereto, issued by CC in connection with Exchange Offer, the letter dated August 30, 2001 from CC to holders of the Senior PIK Notes revising and renewing the Exchange Offer and all documents, instruments and agreements distributed by or on behalf of CC in connection therewith and in accordance with this Agreement."

          "'Subject Covenants' shall mean the covenants of the Senior Debenture Indenture to be eliminated by the Exchange Offer Consent Documents, including, without limitation, the covenants contained in Sections 4.3, 4.5, 4.6, 4.7, 4.10, 4.11, and 4.12 (if consents from at least a majority of the holders of the Senior PIK Notes is obtained) and in addition, Sections 4.8 and 4.9 (if consents from 100% of the holders of the Senior PIK Notes is obtained) of the Senior Debenture Indenture."

c. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "Fixed Charges" appearing therein by adding the phrase "(excluding those made pursuant to the Exchange Offer but including any payment of interest in cash on the Convertible Subordinated Notes)" immediately after the phrase "Restricted Junior Payments" appearing therein;

d. subsection 1.1 of the Original Loan and Security Agreement is amended by amending the definition of "Restricted Junior Payment" appearing therein by restating clause (b) of such definition as follows:

          "any payment or prepayment of principal of, premium, if any, or interest on, or any acquisition, redemption, conversion, exchange, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of the Convertible Subordinated Notes or any other Indebtedness subordinated in right of payment to the Obligations or any shares of any class of stock of CC or any of its Subsidiaries now or hereafter outstanding, or the issuance of a notice of an intention to do any of the foregoing;";

e. subsection 2.5 of the Original Loan and Security Agreement is amended and restated in its entirety as follows:

          "Borrower shall utilize the proceeds of the Revolving Loan solely (i) for the Senior Note Prepayment; (ii) for the Senior PIK Note Prepayment; (iii) to refinance senior revolving debt of the Borrowers;
          (iv) for the cash required to be paid under the Exchange Offer and (v) to provide working

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          capital and for general corporate purposes from time to time for CC and its Subsidiaries. Prior to and as a condition to the making of the Revolving Loan, a Borrower Representative will, as of the Closing Date, deliver to Administrative Agent a funds flow memorandum detailing how funds from the Revolving Loan are to be transferred to particular uses.";

f. subsection 4.1(B) of the Original Loan and Security Agreement is amended by adding the phrase ", it being understood that shares of CC may be issued to holders of Convertible Subordinated Notes upon conversion of such Convertible Subordinated Notes (so long as no Event of Default described in subsection 8.1(F) occurs as a result thereof)" immediately after the phrase "The capital stock of each of the Loan Parties is owned by the stockholders and in the amounts set forth on Schedule 4.1(B) (in the case of CC with shares held by the public being specified in the aggregate)" appearing therein;

g. subsection 4.16 of the Original Loan and Security Agreement is amended and restated in its entirety as follows:

          "All governmental and material third party consents and approvals necessary in connection with the credit facilities provided under this Agreement and the other transactions contemplated hereby, including the Consent Solicitations, Senior Note Prepayment, Senior PIK Note Prepayment, the Exchange Offer and the transactions contemplated by the Exchange Offer, including the issuance of the Convertible Subordinated Notes in exchange for Senior PIK Notes and the solicitation of consents pursuant to the Exchange Offer Documents, have been obtained (without the imposition of any conditions that are acceptable to the Lenders) and shall remain in effect.";

h. subsection 7.1(b)(ii) of the Original Loan and Security Agreement is amended and restated in its entirety as follows:

          "provided that no Default of Event of Default shall have occurred and be continuing at the time of the incurrence thereof or would result therefrom, Indebtedness incurred by CC or COI (and advanced by a Borrower other than CC or COI) to permit CC or COI to make payments in cash then due under, after taking into account any options to pay in kind, and pursuant to the Senior Notes, the Senior PIK Notes and the Convertible Subordinated Notes, pay expenses incurred in the ordinary course of business and to make Restricted Junior Payments permitted under subsection 7.5; provided that, in each case, such Indebtedness shall be unsecured and subordinated in right of payment to the Obligations in a manner and upon terms acceptable to Administrative Agent (and by its execution and delivery hereof, each Borrower agrees that any such Indebtedness shall be so unsecured and so subordinate to such Indebtedness) and shall not be evidenced by any note or other instrument, unless the same is pledged to Administrative Agent and Lenders pursuant to subsection 5.14;";

i.   subsection 7.1 of the Original Loan and Security Agreement is amended by
     (1) deleting the word "and" appearing at the end of clause (g) thereof and
     (2) adding the following immediately after clause (h) thereof:

          "; and (i) Indebtedness of CC, not exceeding $8,000,000 in aggregate principal amount evidenced by the Convertible Subordinated Notes or such less principal amount as may be outstanding from time to time, plus the amount of additional Convertible Subordinated Notes that may be issued in lieu of cash interest on and prior to December 15, 2003 so long as at the time of the incurrence of any Indebtedness under this subsection 7.1(i), CC would be entitled to acquire Senior PIK Notes under subsection 7.4(g)";

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j.   subsection 7.4 of the Original Loan and Security Agreement is amended by
     (1) deleting the word "and" appearing at the end of clause (e) thereof and
     (2) adding the following immediately after clause (f) thereof:

          "; and (g) acquisitions by CC of not more than $18,000,000 in face amount of Senior PIK Notes pursuant to and in accordance with the terms of the Exchange Offer Documents; provided, however, that (i) no such acquisition shall be made unless (w) no Default or Event of Default shall be continuing or shall arise as a consequence thereof,
          (x) the Exchange Offer Documents, the Convertible Subordinated Notes and the Exchange Offer Consent Documents shall have become effective on or prior to September 21, 2001, shall be in the forms attached hereto as Exhibits 1 and 2 (in the case of the Confidential Private Placement Memorandum, Exchange Offering Circular and Consent Solicitation Statement dated May 30, 2001 and form of Convertible Subordinated Note) and shall otherwise be in form and substance satisfactory to the Administrative Agent, (y) the Administrative Agent shall have received such legal opinions as to the Exchange Offer as it shall have reasonably requested, and (z) all conditions to the Exchange Offer shall have been satisfied or, with the prior written consent of the Requisite Lenders, waived, and (ii) upon acquiring any Senior PIK Note pursuant to the Exchange Offer, CC shall cancel such Senior PIK Note (or cause such Senior PIK Note to be cancelled)";

k.   subsection 7.5 of the Original Loan and Security Agreement is amended by
     (1) deleting the word "and" appearing at the end of clause (A) thereof, (2) restating clause (B)(iii) in its entirety to read: "to permit CC to make scheduled payments (but not prepayments) of interest in cash then due (after giving effect to any options to make in kind payments in lieu of cash) under and pursuant to the Senior PIK Notes or Convertible Subordinated Notes;" and (3) adding the following immediately after clause
     (B):

          "and (C) to provide to CC the funds (not exceeding $1,000,000 plus taxes payable in connection with the Exchange Offer in the aggregate) as and when necessary to make the payment of cash required to effect the Exchange Offer so long as at the time of such Restricted Junior Payment, CC would be entitled to acquire Senior PIK Notes under subsection 7.4(g).";

l.   subsection 7.16 of the Original Loan and Security Agreement is amended by
     (1) amending and restating the heading of such subsection to "Changes Relating to Senior Notes, Senior PIK Notes and Convertible Subordinated Notes" and (2) adding the phrase "the Convertible Subordinated Notes, the Exchange Offer Documents, the Exchange Offer Consent Documents" immediately following the phrase "Change or amend, or agree to change or amend, any of the terms of the Senior Notes, the Senior PIK Notes, the Senior Notes Indenture, the Senior Debentures Indenture,";

m. subsection 8.1(B)(B) of the Original Loan and Security Agreement is amended and restated in its entirety as follows:

          "default by CC, COI or any Subsidiary of either thereof under the Senior Notes Indenture, Senior Debentures Indenture, the Convertible Subordinated Notes or the Exchange Offer Documents, including any breach of any covenant thereunder regardless of whether such covenant is more restrictive than, or conflicts with, or covers the same or similar matters as the covenants set forth in this Agreement or any other Loan Documents;"; and

n. subsection 8.1(S) of the Original Loan and Security Agreement is amended and restated in its entirety as follows:

          "CC or COI shall engage in any business activities, other than activities solely related to ownership of the stock of COI (in the case of CC) and of the stock of Borrowers (in the case of COI),

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             compliance with the Senior Notes Indenture, the Senior Debentures
             Indenture, the Convertible Subordinated Notes and the Exchange Offer Documents, Corporate Overhead activities, and activities related to compliance with laws and regulations applicable to CC as a publicly-owned corporation; or".

     2. Representations and Warranties. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lenders that:

a. no consent of any other person, including, without limitation, shareholders or creditors of any Loan Party is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment No. 3.

b. this Amendment No. 3 has been duly executed and delivered by a duly authorized officer of each Loan Party, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such party in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (i) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

c. the execution, delivery and performance of this Amendment No. 3 will not violate any law, statute or regulation applicable to any Loan Party, or any order or decree of any court or governmental instrumentally applicable to such company, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such company, including the Loan Documents.

     3. Effectiveness. The foregoing amendments contained in this Amendment No. 3 to the Original Loan and Security Agreement shall become effective upon the satisfaction in full of the following conditions on a date (the "Effective Date") on or before September 21, 2001:

a. this Amendment No. 3 shall have been executed and delivered by each Loan Party and the Requisite Lenders as set forth on the signature pages hereto;

b. as of the Effective Date, there shall be continuing no Default or Event of Default; and

c. the representations made by the Loan Parties herein and in the Loan Documents shall be true in all respects as of the Effective Date (except as to any representation or warranty limited to a specific earlier date).

     4. Governing Law. This Amendment No. 3 to the Original Loan and Security Agreement is being delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York.

     5. Counterparts. This Amendment No. 3 to the Original Loan and Security Agreement is being executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

     6. Consent. By signing below, each Loan Party consents to the execution and delivery of this Amendment No. 3 by each other Loan Party and agrees that the obligations of such Loan Party under the Loan Documents continue in full force and effect.

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     7.   Miscellaneous. All references in the Loan Documents to the "Loan and
          Security Agreement" and in the Original Loan and Security Agreement to "this Agreement," "hereof," "herein" or the like shall mean and refer to the Original Loan and Security Agreement and this Amendment No. 3 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

                           [SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Co-Agent, the Collateral
Agent and the Administrative Agent have caused this Amendment No. 3 to the Original Loan and Security Agreement to be executed as of the day and year first written above.

Holding Parties:            COMFORCE CORPORATION
                            COMFORCE OPERATING, INC.

Borrowers:                  BRENTWOOD OF CANADA, INC.
                            BRENTWOOD SERVICE GROUP, INC.
                            CAMELOT COMMUNICATIONS GROUP, INC.
                            CAMELOT CONTROL GROUP, INC.
                            CLINICAL LABFORCE OF AMERICA, INC.
                            COMFORCE INFORMATION TECHNOLOGIES, INC.
                            COMFORCE TECHNICAL ADMINISTRATIVE SERVICES, INC.
                            COMFORCE TECHNICAL SERVICES, INC.
                            COMFORCE TELECOM, INC.
                            GERRI G., INC.
                            LABFORCE OF AMERICA, INC.
                            PRO SERVICES, INC.
                            PRO UNLIMITED, INC.
                            PRO UNLIMITED SERVICES, INC.
                            SUMTEC CORPORATION
                            TEMPORARY HELP INDUSTRY SERVICING COMPANY, INC.
                            THISCO OF CANADA, INC.
                            UNIFORCE PAYROLLING SERVICES, INC.
                            UNIFORCE PAYROLLING TRI-STATE INC.
                            UNIFORCE SERVICES, INC.
                            UNIFORCE STAFFING SERVICES, INC.

Inactive Subsidiaries:      COMFORCE ACQUISITION 1 CORP.

                   [Signatures Continued on Following Page]

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                  [Signature page 1 of 2 to Amendment No. 3]

                              For each of the foregoing corporations:

                              By:  _____________________________________________
                                   Name:
                                   Title:

                              IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as Administrative Agent and Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as Collateral Agent and Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

                              TRANSAMERICA BUSINESS CAPITAL CORPORATION (f/k/a Transamerica Business Credit Corporation), as Co-Agent and Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

                              FLEET CAPITAL CORPORATION, as Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

                   [Signatures Continued on Following Page]

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                  [Signature page 2 of 2 to Amendment No. 3]

                              GUARANTY BUSINESS CREDIT CORPORATION, as Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

                              LASALLE BUSINESS CREDIT, INC, as Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

                              THE CHASE MANHATTAN BANK, as Lender

                              By:  _____________________________________________
                                   Name:
                                   Title:

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